UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _______________________________
Form 8-K
  _______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2014
  _______________________________
Hi-Crush Partners LP
(Exact name of registrant as specified in its charter)
   _______________________________

Delaware
(State or other jurisdiction of incorporation)

001-35630	90-0840530
(Commission File Number)	(IRS Employer Identification No.)

Three Riverway Suite 1550 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 960-4777
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
 _______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 12, 2014, Hi-Crush Partners LP (the “Partnership”), Hi-Crush GP LLC, the general partner of the Partnership (the “General Partner”), and Hi-Crush Proppants LLC, the owner of the General Partner (the “Selling Unitholder”), entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., as representative of the several underwriters named in Schedule I thereto. The Underwriting Agreement provides for the offer and sale by the Selling Unitholder of 3,260,870 common units representing limited partner interests in the Partnership at a price to the public of $62.91 per common unit (the “Offering”). The Selling Unitholder has granted the underwriters a 30-day option to purchase up to an additional 489,130 common units on the same terms.

The Offering is expected to close on or about August 15, 2014, subject to customary closing conditions. The Partnership will not receive any proceeds from the sale of the common units by the Selling Unitholder in the Offering. Immediately after the closing of the Offering, the Selling Unitholder will continue to own all of the Partnership’s incentive distribution rights, 13,640,351 subordinated units and, assuming that the underwriters do not exercise their option to purchase additional common units, 489,130 common units.

The Offering is being made pursuant to a prospectus supplement dated August 12, 2014. The common units to be sold in the Offering are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (Registration No. 333-198045), which became effective automatically upon filing with the Securities and Exchange Commission on August 11, 2014.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Fulbright & Jaworski LLP issued an opinion as to certain tax matters with respect to the Offering, which opinion is filed as Exhibit 8.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Exhibit Description

1.1
Underwriting Agreement, dated as of August 12, 2014, by and among Hi-Crush Partners LP, Hi-Crush GP LLC, Hi-Crush Proppants LLC and Barclays Capital Inc., as representative of the several underwriters named in Schedule I thereto

8.1	Opinion of Fulbright & Jaworski LLP with respect to tax matters

23.1	Consent of Fulbright & Jaworski LLP (included in Exhibit 8.1 above)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Partners LP

	By:	Hi-Crush GP LLC, its general partner

Date: August 12, 2014	By:	/s/ Laura C. Fulton
Laura C. Fulton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

1.1
Underwriting Agreement, dated as of August 12, 2014, by and among Hi-Crush Partners LP, Hi-Crush GP LLC, Hi-Crush Proppants LLC and Barclays Capital Inc., as representative of the several underwriters named in Schedule I thereto

8.1	Opinion of Fulbright & Jaworski LLP with respect to tax matters

23.1	Consent of Fulbright & Jaworski LLP (included in Exhibit 8.1 above)